Consent of Ernst & Young LLP, Independent Auditors


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Class A, Class B and Class C Shares Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference therein of our report dated May 5, 2003, on the financial statements and financial highlights in
Post-effective Amendment Number 1 to Registration Statement (Form N-1A, No. 333-89334) of Emerging Growth Fund.



                                                          /s/ Ernst & Young LLP
                                                          ERNST & YOUNG LLP


Boston, Massachusetts
July 29, 2003